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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): October 27, 2003
                                                  ----------------


                               LUCILLE FARMS, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                    1-12506                      13-2963923
-------------------------    ---------------------          -------------------
(State or Other Juris-       (Commission File No.)            (IRS Employer
diction of Incorporation)                                   Identification No.)


150 River Road, Montville, New Jersey                            07045
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                   ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. Changes in Registrant's Certifying Accountant.

         On October 27, 2003, Lucille Farms, Inc. (the "Company") was notified by Wiss & Company, LLP ("Wiss"), its independent accountant, that Wiss would be resigning as the Company's independent account for the quarter ending September 30, 2003 because Wiss has chosen to cease auditing public companies (such resignation took effect immediately on October 27, 2003).

         During the Company's most recent fiscal year and through October 27, 2003, there were no disagreements with Wiss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wiss, would have caused Wiss to make reference to the subject matter of the disagreement in its report. None of Wiss' reports on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         In addition, there were no reportable events in accordance with Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

         The Company requested that Wiss furnish it with a letter addressed to the Securities and Exchange Commission stating whether Wiss agrees with the above statements. A copy of the letter, dated October 27, 2003, is filed as an exhibit hereto.

         On October 27, 2003, the Board of Directors of the Company unanimously approved the accounting firm of Mahoney Cohen & Company, CPA, P.C. ("Mahoney") to serve as the Company's independent accountants for the quarter ending September 30, 2003 and proposes the ratification of such decision at the Annual Meeting of the Company. Mahoney has accepted the selection by the Company's Board of Directors to serve as the Company's independent accountants.




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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits.

              16.1 Letter from Wiss & Company, LLP to the Securities and Exchange Commission dated October 27, 2003.





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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          LUCILLE FARMS, INC.



                                          By: /s/ Alfonso Falivene
                                              ---------------------------------
                                              Alfonso Falivene, President





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Date: October 30, 2003


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                                  Exhibit Index


       No.        Description
    --------      ------------
     16.1         Letter from Wiss & Company, LLP to the Securities and Exchange
                  Commission dated October 27, 2003.






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